UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

---------------

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 30, 2013
Date of Report (Date of earliest event reported)

CCOM Group, Inc.
(Exact name of Registrant as Specified in Charter)

NEW YORK	1-6663	11-2037182
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 WAGARAW ROAD, HAWTHORNE, NEW JERSEY	07506
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: 973-427-8224

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information set forth in Item 2.03 is incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

CCOM Group, Inc. (the “Company”) on July 29, 2013 repaid with interest a $500,000 loan that Michael Goldman made to the Company on May 1, 2013. On August 5, 2013, the Company borrowed $500,000 from Goldman Associates of New York, Inc. (“Goldman Associates”) for the period to end on November 1, 2013 at an interest rate of 4% per annum. The Company executed a promissory note to Goldman Associates for the loan made on August 5, 2013 in the form attached as an exhibit. Michael Goldman is the Chairman of the Board and Chief Executive Officer of Goldman Associates and Chairman of the Board of the Company.

References in this report to the promissory note are qualified in their entirety by the full text of the promissory note, a copy of which is attached to this report as an exhibit. The exhibit is incorporated into this Item 2.03 by reference.

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

See Item 8.01.

ITEM 8.01 OTHER EVENTS

On July 31, 2013, the Company issued a press release to announce that on or about October 24, 2013 (the "redemption date") it will at $7.50 per share redeem its shares of convertible preferred stock from each shareholder who at all times from July 29, 2013 until the redemption date owned of record less than 100 shares. The total number of shares of convertible preferred stock to be redeemed is approximately 8,670 for a total redemption price of $65,025. The $7.50 per share redemption price is fixed in the Company's restated certificate of incorporation for optional redemptions by the Company.

The Company expects that the redemption will permit the Company to terminate the registration of its common stock and convertible preferred stock and to suspend its reporting obligations under the Securities Exchange Act of 1934. The Company currently intends to effectuate this termination and suspension on or after the redemption date.

The Company further expects that should the termination and suspension become effective its common stock and convertible preferred stock will be delisted from trading on the OTC Markets Group’s OTCQB and that its shares will be available for trading on the OTC Markets Group’s OTCPink.

A copy of the press release is “furnished” as Exhibit 99.01 to this report as an exhibit. The information in Exhibit 99.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

3.01
Restated Certificate of Incorporation of CCOM Group, Inc. (formerly, Colonial Commercial Corp.) dated September 29, 2006; incorporated herein by reference from Exhibit 3.01 to the Company's Form 10-Q filed on November 13, 2006

10.01	Form of Promissory Note dated August 5, 2013 between CCOM Group, Inc. and Goldman Associates of New York, Inc., filed herewith.

99.01	Press release dated July 31, 2013, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CCOM GROUP, INC.
(Registrant)

Date: August 5, 2013	/s/ William Salek William Salek Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

3.01
Restated Certificate of Incorporation of CCOM Group, Inc. (formerly, Colonial Commercial Corp.) dated September 29, 2006; incorporated herein by reference from Exhibit 3.01 to the Company's Form 10-Q filed on November 13, 2006

10.01	Form of Promissory Note dated August 5, 2013 between CCOM Group, Inc. and Goldman Associates of New York, Inc., filed herewith.

99.01	Press release dated July 31, 2013, filed herewith.